SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 30, 2006
                                                  ----------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13
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             (Exact name of registrant as specified in its charter)


      California                     333-124115                20-2355224
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 13 ("Series 13") has acquired an interest in:

o        Pleasant Village Limited Partnership, an Oregon limited partnership.

This entity is referred to herein as a local limited partnership.

o        Pleasant Village owns Pleasant Village Apartments in Dallas, Texas.

         The following tables contain information concerning the local limited partnership identified herein and its property:

---------------------------------------------------------------------------------------------------------------------------
                                           ESTIMATED
                                           OR ACTUAL    ESTIMATED                                              ANTICIPATED
               PROJECT                     CONSTRUC-    DEVELOPMENT                             PERMANENT      AGGREGATE
LOCAL          NAME AND                    TION         COST         NUMBER OF      BASIC       LOAN           TAX
LIMITED        NUMBER         LOCATION     COMPLETION   (INCLUDING   APARTMENT      MONTHLY     PRINCIPAL      CREDITS
PARTNERSHIP    OF BUILDINGS   OF PROPERTY  DATE         LAND COST)   UNITS          RENTS       AMOUNT         (1)
-------------- -------------- ------------ ------------ ------------ -------------- ----------- -------------- ------------
Pleasant       Pleasant       Dallas       July 2007    $11,908,907  40 1-BR Units  $515-$532   $6,000,000 (3)   $3,701,520
Village        Village        (Dallas                                120 2-BR Units $575-$624   $  613,590 (4)
Limited        Apartments     County),                               40 3-BR Units  $660-$758   $  585,530 (5)
Partnership    12 buildings   Texas
               (2)
-------------- -------------- ------------ ------------ ------------ -------------- ----------- -------------- ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 13 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 13 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2.   Rehabilitation property.

3. The mortgage will be provided by U.S. Bank National Association with the proceeds of tax-exempt bonds for a term of 15 years at an interest rate of 6% per annum. Principal and interest will be payable monthly based on a 30 year amortization schedule. Outstanding principal and interest will be due and payable on maturity.

4. Walker Bridge, L.L.C. (an affiliate of the local general partner of Pleasant Village) will provide an unsecured loan for a term of 40 years at an interest rate of 9.5% per annum, repayable from cash flow. Outstanding principal and interest will be due and payable on maturity.

5. Guardian Management LLC (an affiliate of the local general partner) will provide an unsecured loan for a term of 40 years at an interest rate of 9.5% per annum, repayable from cash flow. Outstanding principal and interest will be due and payable on maturity.


Dallas is in Dallas County, Texas. The population of the Dallas market area is approximately 1,188,000. The major employers for Dallas residents are Lockheed Martin (manufacturing), Texas Instruments (manufacturing), AMR Corporation (transportation), and the Dallas Independent School District (education).

--------------------------------------------------------------------------------------------------------------------------
                                                 LOCAL                            SHARING RATIOS:
LOCAL           LOCAL                            GENERAL        SHARING           ALLOCATIONS (4) AND
LIMITED         GENERAL            PROPERTY      PARTNER        RATIOS:           SALE OR REFINANCING  SERIES 13's CAPITAL
PARTNERSHIP     PARTNER            MANAGER (1)   FEES (2)       CASH FLOW (3)     PROCEEDS (5)         CONTRIBUTION (6)
--------------- ------------------ ------------- -------------- ----------------- -------------------- -------------------
Pleasant        Walker Guardian,   Guardian      $1,126,370     Series 13:        99.98/.01/.01        $2,849,600
Village         LLC                Management                   $7,500            10/.01/89.99
Limited                            LLC
Partnership                                                     Then: to repay
                                                                unsecured loans,
                                                                subject to
                                                                limitation, then
                                                                80% to LGP
                                                                The balance: 50%
                                                                to Series 13,
                                                                .01% to SLP and
                                                                49.99% to LGP
--------------- ------------------ ------------- -------------- ----------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to HUD requirements.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including land acquisition and development.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 13, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner, and (iii) the local general partner.

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 13, (ii) the special limited partner and (iii) the local general partner.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Amended and Restated Agreement of Limited Partnership of Pleasant Village Limited Partnership dated as of August 30, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 13

Date: September 27, 2006      By:    WNC &  Associates, Inc.,
                                     General Partner

                                     By: /s/ THOMAS J. RIHA
                                         -------------------
                                         Thomas J. Riha,
                                         Senior Vice President - Chief Financial
                                         Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


         99.1 Amended and Restated Agreement of Limited Partnership of Pleasant Village Limited Partnership dated as of August 30, 2006